UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2005

Wynn Resorts, Limited
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50028	46-0484987
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

(702) 770-7555

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On April 22, 2005, the Registrant issued a press release in Singapore in response to a news report published in Singapore. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(c)	Exhibits:

Exhibit Number	Description

99.1	Press release, dated April 22, 2005, of Wynn Resorts, Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2005

Wynn Resorts, Limited

By:	/s/ John Strzemp John Strzemp Chief Financial Officer